UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report: September 4, 2014

(Date of earliest event reported)

OurPet’s Company

(Exact name of registrant as specified in its charter)

Colorado	000-31279	34-1480558
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1300 East Street, Fairport Harbor, OH 44077

(Address of principal executive offices including zip code)

440-354-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On September 4, 2014, OurPet’s Company (“OurPet’s”), its wholly owned subsidiaries, Virtu Company and SMP Company, Incorporated (the “Subsidiaries”), and FirstMerit Bank, N.A., (“FirstMerit”), entered into a new Promissory Note (the “Amended Note”), which replaced the outstanding promissory note for OurPet’s current $5,000,000 revolving credit facility with the Lender (the “Credit Facility”). The Amended Note extends the maturity date of the Credit Facility from June 30, 2015 to June 30, 2016. All other terms of OurPet’s credit Facility remain unchanged.

The foregoing description of the Amended Note is not complete and is qualified in its entirety by reference to such note, which is attached to this current report as Exhibit 10.87.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth under Item 1.01 of this current report on Form 8-K are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.87	Promissory Note, dated September 4, 2014, between OurPet’s Company, SMP Company, Incorporated, Virtu Company and FirstMerit Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OurPet’s Company

By:	/s/ Scott R. Mendes
Name:	Scott R. Mendes
Title:	Chief Financial Officer and Treasurer

Dated: September 8, 2014